                        INCENTIVE STOCK OPTION AGREEMENT
                                       FOR
                       OPTIONEE OF 1991 STOCK OPTION PLAN

     This Agreement is made as of the 13th day of February, 1997, between AIRPORT SYSTEMS INTERNATIONAL, INC., a Kansas corporation (the "Company"), and KARL GEMPERLI, an individual Consultant to the Company or any Subsidiary ("Optionee").

     1. BACKGROUND. In order to attract and retain the best available personnel for positions of substantial responsibility in the Company or any Subsidiary and to promote the success of the Company's business, the Company has adopted the Restated 1991 Stock Option Plan (the "Plan"), a copy of which is attached hereto as Exhibit A. Pursuant to the Plan certain Employees and Consultants of the Company or any Subsidiary may be designated by the Board of Directors of the Company to receive an option to purchase shares of Common Stock of the Company ("Common Stock"). Capitalized terms used herein and otherwise not defined have the meaning ascribed to them in the Plan.

     2. GRANT OF OPTION. Subject to the provisions of paragraph 2(b) hereof, the Company hereby grants to Optionee an option to purchase up to an aggregate of 15,000 Shares of Common Stock of the Company (the "Option Shares"), in accordance with the vesting schedule set forth in Section 3 hereof (the "Option"); provided however, that the Option is subject to the terms of the Plan and the Stock Transfer Restriction Agreement for Exercise of Stock Option attached hereto as Exhibit A ("Stock Restriction Agreement"), the provisions of which are incorporated herein by reference and the terms of which shall control in the event of any conflict with the terms hereof. The Option hereby granted is an Incentive Stock Option.

     3. VESTING OF SHARES. The option to purchase shares of Common Stock shall cumulatively vest and be exercisable for 5,000 shares of Common Stock on each of February 13, 1998, February 13, 1999 and February 13, 2000; provided, however, that the unvested portions of the Options shall vest and be exercisable immediately prior to any of the following transactions: (i) the closing of the Company's sale of all or substantially all of its assets or (ii) the acquisition of the Company by another entity by means of a merger or consolidation resulting in the exchange of the outstanding shares of Company's capital stock for securities or consideration issued or caused to be issued by the acquiring entity or its subsidiary or (iii) the acquisition from one or more of the shareholders of the Company of more than fifty percent (50%) of the Common Stock by a single person or group of persons acting together (collectively, a "Change in Control Transaction"); provided further, however, that if the Change in Control Transaction is with any person who is a holder of Common Stock on the date hereof, or an entity under the control of such person through stock ownership or otherwise, the unvested portion of the options shall not vest and the options shall remain in effect to vest in accordance with the vesting schedule set forth in this Section 3.

4.   EXERCISE OF OPTION.

     (a) An Option shall be deemed to be exercised when the Optionee or other authorized person gives to the Company written notice of such exercise and full payment for the Option Shares with respect to which the Option is exercised has been received by the Company. As a condition to the exercise of an Option, the Company will require the Optionee to execute a Stock Restriction Agreement.

     (b) Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Option Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Option Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificates promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of the stock certificate is issued, except as provided in Section 12 of the Plan.

     (c) Exercise of an Option in any manner shall result in a decrease in the number of Option Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Option Shares as to which the Option is exercised.

5.    EXERCISE PRICE AND CONSIDERATION.

     (a) EXERCISE PRICE. The per Share exercise price for the Option Shares to be issued pursuant to exercise of an Option shall be Five Dollars and Fifty Cents ($5.50), which is equal to the closing price per share of the Common Stock on the date hereof as listed on the NASDAQ National Market System as reported in The Wall Street Journal.

     (b) FORM OF CONSIDERATION. The consideration to be paid for the Option Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board of Directors and may consist entirely of cash, check, other shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Option Shares as to which said option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Option Shares to the extent permitted under the laws of the state of incorporation of the Company. In making its determination as to the type of consideration to accept, the Board of Directors shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     (c) FAIR MARKET VALUE. The fair market value of shares of Common Stock delivered to the Company as payment of the purchase price upon exercise of an Option shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per share of Common

  Stock shall be the mean of the bid and asked prices (or the closing price per share if the Common Stock is listed on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System) of the Common Stock for the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the NASDAQ System) or, if the Common Stock is listed on a stock exchange, the fair market value per share shall be the closing price on such exchange on the date of grant of the Option, as reported in The Wall Street Journal.

     6.   TERM OF OPTION.

     (a) GENERAL RULE. Except as provided in Section 6(b) and Section 6(c)

  hereof and in Section 10 and Section 12 of the Plan, the term of each Option granted pursuant to Section 2 hereof shall be ten (10) years from the date hereof.

     (b) EMPLOYMENT OF OPTIONEE TERMINATED. Notwithstanding anything provided to the contrary in the Plan, if Optionee's employment with the Company or any Subsidiary is terminated by the Company or any Subsidiary (i) for fraud or dishonesty of Optionee in connection with fulfillment of his duties and responsibilities as an employee of the Company or any Subsidiary, including without limitation, embezzlement of Company or Subsidiary funds; or (ii) because employee is charged with a felony under any applicable criminal code or statute, or (iii) if Optionee quits the employment of the Company or any Subsidiary, then all unexercised Options, whether vested or unvested, shall terminate immediately upon such termination of employment. If Optionee's employment with the Company or any subsidiary is terminated for a reason other than those described in the preceding sentence the unvested portion of the Option shall terminate immediately and the entire portion of the Option which was vested prior to termination of Employee's employment, to the extent that it was exercisable at the date of termination of Employee's employment, shall be exercisable for sixty (60) days following Employee's termination date. To the extent that the Option was not exercisable on the Employee's termination date, or if the Option is not exercised (to the extent it was entitled to be exercised), within the 60 day period, the Option shall terminate.

     (c) BREACH OF NON-DISCLOSURE COVENANT NOT TO COMPETE. Notwithstanding anything provided to the contrary in the Plan, if Optionee breaches any applicable nondisclosure covenant or covenant not to compete set forth in any employment agreement between Optionee and the Company or a Subsidiary, or otherwise applicable to Optionee under the law of the jurisdiction where Optionee is employed, then all unexercised Options, whether vested or unvested, shall immediately terminate.

     7. NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

8. Conditions Upon Issuance of Option Shares.

     (a) Option Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Option Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Common Stock may then be listed, and shall be further subject to the reasonable approval of counsel for the Company with respect to such compliance.

     (b) As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Option Shares are being purchased only for investment and without any present intention to sell or distribute such Option Shares if, in the reasonable opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     (c) As a condition to the issuance of Option Shares, the Optionee shall (a) remit to the Company at the time of any exercise of the Option any taxes required to be withheld by the Company under federal, state or local laws as a result of the exercise of the Option, and/or (b) instruct the Company to withhold in accordance with applicable law from any compensation payable to the Optionee the taxes required to be held by the Company under federal, state or local laws result of the exercise of the Option. The determination of the amount of any such withholding shall be made by the Company in its sole discretion.

     (d) All Option Shares issued pursuant to the exercise of the Option shall be subject to the terms and provisions of the Stock Restriction
  Agreement, an example of which is attached hereto as Exhibit B.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the date first above written.


                                                       OPTIONEE


                                                       /s/ Karl Gemperli
                                                       -------------------------
                                                       Name: Karl Gemperli

                                   AIRPORT SYSTEMS INTERNATIONAL, INC.
                                         a Kansas corporation




                                   By:
                                      ---------------------------------------
                                         Keith S. Cowan, President



Exhibits

A. Restated 1991 Stock Option Plan
B. Stock Transfer Restriction Agreement

                                    EXHIBIT A

                       AIRPORT SYSTEMS INTERNATIONAL, INC.
                             1991 STOCK OPTION PLAN

     1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

     Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement.

     2. Definitions. As used herein, the following definitions shall apply:

     (a) "Board" shall mean the Committee, if one has been appointed, or the Board of Directors of the Company, if no Committee is appointed.

     (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (c) "Common Stock" shall mean the Common Stock of the Company.

     (d) "Company" shall mean Airport Systems International, Inc., a Kansas corporation.

     (e) "Committee" shall mean the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed.

     (f) "Consultant" shall mean any person who is engaged by the Company or any subsidiary to render consulting services and is compensated for such consulting services or any other person determined by the Board to have performed services for or on behalf of the Company which merits the grant of an Option, and any director of the Company whether compensated for such services or not; provided that if and in the event the Company registers any class of any equity security pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

     (g) "Continuous Status as an Employee or Consultant" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

     (h) "Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

     (i) "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422A of the Code.

     (j) "Nonstatutory Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option.

     (k) "Option" shall mean a stock option granted pursuant to the Plan.

     (1) "Optioned Stock" shall mean the Common Stock subject to an Option.

     (m) "Optionee" shall mean an Employee or Consultant who receives an Option.

     (n) "Parent" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 425(e) of the Code.

     (o) "Plan" shall mean this 1991 Stock Option Plan.

     (p) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

     (q) "Subsidiary" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 425(f) of the Code.

     3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 120,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company shall become available for future grant or sale under the Plan.

     4. Administration of the Plan.

     (a) Procedure. The Plan shall be administered by the Board of Directors of the Company.

        (i) Subject to subparagraph (ii), the Board of Directors may appoint a Committee consisting of not less than two members of the Board of Directors to administer the Plan on behalf of the Board of Directors, subject to such terms and conditions as the Board of Directors may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors. Members of the Board who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of Options to him.

          (ii) Notwithstanding the foregoing subparagraph (i), if and in any event the Company registers any class of any equity security pursuant to
     Section 12 of the Exchange Act, from the effective date of such registration (the "Effective Date") until six months after the termination of such registration (the "Termination Date"), any grants of options to officers or directors shall only be made by the Board of Directors; provided, however, that if a majority of the Board of Directors is eligible to participate in this Plan or any other stock option or other stock plan of the Company or any of its affiliates, or has been eligible at any time within the preceding year, any grants of options to directors must be made by, or only in accordance with the recommendation of, a Committee consisting of three or more persons, who may but need not be directors or employees of the Company, appointed by the Board of Directors and having full authority to act in the matter, none of whom is eligible to participate in this Plan or any other stock option or other stock plan of the Company or any of its affiliates, or has been eligible at any time within the preceding year. Any Committee administering the Plan with respect to grants to officers who are not also directors shall conform to the requirements of the preceding sentence. Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors.

          (iii) Subject to the foregoing subparagraphs (i) and (ii), from time to time the Board of Directors may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.


     (b) Powers of the Board. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options or Nonstatutory Stock Options; (ii) to determine upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock, (iii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iv) to determine the Employees or Consultants to whom, and the time or times at which, Options shall be granted and the number of shares to be represented by each Option; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option; (viii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option, consistent with the provisions of Section 5 of the Plan; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

     (c) Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

     5.  Eligibility

     (a) Options may be granted only to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

     (b) To the extent that the aggregate fair market value of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such Incentive Stock Options shall be treated as Nonstatutory Stock Options.

     (c) Section 5(b) of the Plan shall apply only to an Incentive Stock Option evidenced by an "Incentive Stock Option Agreement" which sets forth the intention of the Company and the Optionee that such Option shall qualify as an incentive stock option. Section 5(b) of the Plan shall not apply to any Option evidenced by a "Nonstatutory Stock Option Agreement" which sets forth the intention of the Company and the Optionee that such Option shall be a Nonstatutory Stock Option.

     (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time.

     6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 18 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

     7. Term of Option. The term of each Incentive Stock Option shall be ten
(10) years from the date of grant thereof or such shorter term as may be provided in the Incentive Stock Option Agreement. The term of each Option that is not an Incentive Stock Option shall be determined by the Board and set forth in the Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the Incentive Stock Option Agreement.

     8. Exercise Price and Consideration.

     (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

          (i) In the case of an Incentive Stock Option

               (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant.

               (B) granted to any Employee, the per Share exercise price shall be no less than 100% of the fair market value per Share on the date of grant.

          (ii) In the case of an Option granted on or after the effective date of registration of any class of equity security of the Company pursuant to
     Section 12 of the Exchange Act and prior to six months after the termination of such registration, the per Share exercise price shall be no less than 100% of the fair market value per Share on the date of grant.

     (b) Fair Market Value. The fair market value shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices (or the closing price per share if the Common Stock listed on that National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System) of the Common Stock for the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the NASDAQ System) or, in the event the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option, as reported in The Wall Street Journal.

     (c) Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of cash, check, other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under Sections 152, 153 and 157 of the Delaware General Corporation Law. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     9. Exercise of Option.

     (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

     An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed to be exercised when written notice of such exercise in the form required by the Nonstatutory or Incentive Stock Option Agreement has been given to the

Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Under the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

     Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for purchase under the Option, by the number of Shares as to which the Option is exercised.

     10. Certain Events Affecting Exercisability of Incentive Stock Options.

     (a) Termination of Status as an Employee or Consultant. With respect to Incentive Stock Options, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant (as the case may be), such Optionee may, but only within sixty (60) days (or such other period of time not exceeding three
(3) months as is determined by the Board, with such determination being made at the time of grant of the Option) after such event of termination of an Optionee's Continuous Status as an Employee or Consultant (as the case may be) (but in no event later than the date of expiration of the term of such Incentive Stock Option as set forth in the Incentive Stock Option Agreement), exercise his Incentive Stock Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Incentive Stock Option at the date of such termination, or if he does not exercise such Incentive Stock Option (which he was entitled to exercise) within the time specified herein, the Incentive Stock Option shall terminate.

     (b) Disability of Optionee. With respect to Incentive Stock Options, notwithstanding the provision of Section 10(a) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant (as the case may be) as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Board, with such determination being made at the time of grant of the Incentive Stock Option) from the date of termination (but in no event later than the date of expiration of the term of such Incentive Stock Option as set forth in the Incentive Stock Option Agreement), exercise his Incentive Stock Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Incentive Stock Option at the date of termination, or if he does not exercise such Incentive Stock Option (which he was entitled to exercise) within the time specified herein, the Incentive Stock Option shall terminate.

     (c) Death of Optionee. With respect to Incentive Stock Options, in the event of the death of an Optionee:

          (i) who is at the time of his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Incentive Stock Option, the Incentive Stock Option may be exercised, at any time within nine (9) months following the date of death (but in no event later than the date of expiration of the term of such Incentive Stock Option as set forth in the Incentive Stock Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Incentive Stock Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant six (6) months after the date of death, subject to the limitation set forth in Section 5(b); or

          (ii) which occurs within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Board, with such determination being made at the time of grant of the Incentive Stock Option) after the termination of Continuous Status as an Employee or Consultant, the Incentive Stock Option may be exercised, at any time within nine (9) months following the date of death (but in no event later than the date of expiration of the term of such Incentive Stock Option as set forth in the Incentive Stock Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Incentive Stock Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

     11. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     12. Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

     In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. Unless the option agreement granting an Option to an Optionee specifically provides otherwise, in the event that such successor corporation refuses to assume the Option or to substitute an equivalent option, the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. The Board shall give written notice to each holder of an Option of the pendency of the sale of substantially all of the assets of the Company, a merger involving the Company or the dissolution or liquidation of the Company not less than ten days prior to such transaction. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

     13. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     14. Amendment and Termination of the Plan.

     (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the shareholders of the Company in the manner described in Section 18 of the Plan:

          (i) any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 12 of the Plan;

          (ii) any change in the designation of the class of persons eligible to be granted Options; or

          (iii) if the Company has a class of equity securities registered under
     Section 14 of the Exchange Act at the time of such revision or amendment, any material increase in the benefit accruing to participants under the Plan.

     (b) Shareholder Approval. If any amendment requiring shareholder approval under Section 14(a) of the Plan is made subsequent to the first registration of any class of equity securities by the Company under Section 12 of the Exchange Act, such shareholder approval shall be solicited as described in Section 18 of the Plan.

     (c) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     15. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     16. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     17. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

     18. Shareholder Approval.

     (a) Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. If such shareholder approval is obtained at a duly held shareholders' meeting, it must be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company, or if such shareholder approval is obtained by written consent, it must be obtained by the unanimous written consent of all shareholders of the Company; provided, however, that approval at a meeting or by written consent may be obtained by a lesser degree of shareholder approval if the Board determines, in its discretion after consultation with the Company's legal counsel, that such a lesser degree of shareholder approval will comply with all applicable laws and will not adversely affect the qualification of the Plan under Section 422A of the Code.

     (b) If and in the event that the Company registers any class of equity securities pursuant to Section 12 of the Exchange Act, any required approval of the shareholders of the Company obtained after such registration shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

     (c) If any required approval by the shareholders of the Plan itself or of any amendment thereto is solicited at any time otherwise than in the manner described in Section 18(b) hereof, then the Company shall, at or prior to the first annual meeting of shareholders held subsequent to the later of (1) the first registration of any class of equity securities of the Company under
Section 12 of the Exchange Act or (2) the granting of an Option hereunder to an officer or director after such registration, do the following:

          (i) furnish in writing to the holders entitled to vote for the Plan substantially the same information which would be required (if proxies to be voted with respect to approval or disapproval of the Plan or amendment were then being solicited) by the rules and regulations in effect under
     Section 14(a) of the Exchange Act at the time such information is furnished; and

          (ii) file with, or mail for filing to, the Securities and Exchange Commission four copies of the written information referred to in subsection
     (i) hereof not later than the date on which such information is first sent or given to shareholders.

     19. Gender Reference. The words "he", "him" or "his" shall be deemed to include the feminine and neuter gender of such words.

     Adopted by the Board of Directors of Airport Systems International, Inc. on December 3, 1991.



                                                  /s/ Thomas Blackburn
                                                  ---------------------------
                                                  Thomas Blackburn, Secretary

                                                                      EXHIBIT B

                       AIRPORT SYSTEMS INTERNATIONAL, INC.
                      STOCK TRANSFER RESTRICTION AGREEMENT
                          FOR EXERCISE OF STOCK OPTION

     THIS AGREEMENT is made between _________________________ (the "Purchaser") and AIRPORT SYSTEMS INTERNATIONAL, INC. (the "Company"), as of ________________.

                                     RECITAL

     Pursuant to the exercise of a stock option granted to the Purchaser dated as of April 12, 1993 by and between the Company and the Purchaser (the "Option Agreement"), the Purchaser has elected to purchase 3,000 shares of Company common stock, par value $.01 per share ("Common Stock"), which have become vested under the vesting schedule set forth in Section 3 of the Option Agreement (the "Shares"). Purchaser has made full payment for the Shares in the manner provided by Section 5 of the Option Agreement.

     1. CERTAIN RESTRICTIONS. The Shares are subject to the terms and provisions of this Agreement. The Company shall not be required (a) to transfer on its books any Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (b) to treat as the owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares shall have been so transferred.

     2. PURCHASER'S INVESTMENT REPRESENTATIONS. In connection with the purchase of the Shares, the Purchaser hereby represents and warrants to the Company the following:

        (a) INVESTMENT INTENT; CAPACITY TO PROTECT INTERESTS. The Purchaser is purchasing the Shares solely for his own account for investment and not with a view to or for sale in connection with any distribution of the Shares or any portion thereof and not with any present intention of selling, offering to sell or otherwise disposing of or distributing the Shares or any portion thereof in any transaction other than a transaction exempt from registration under the Securities Act of 1933, as amended (the "Act"). The Purchaser also represents that the entire legal and beneficial interest of the Shares is being purchased, and will be held, for the Purchaser's account only, and neither in whole or in part for any other person. Purchaser either has a pre-existing business or personal relationship with the Company or any of its officers, directors or controlling persons or by reason of Purchaser's business or financial experience or the business or financial experience of Purchaser's professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, could be reasonably assumed to have the capacity to evaluate the merits and risks of an investment in the Company and to protect Purchaser's own interests in connection with this transaction.

     (b) RESIDENCE. The Purchaser's principal residence is at the address set forth beneath Purchaser's signature on this Agreement.

     (c) INFORMATION CONCERNING COMPANY. The Purchaser has heretofore discussed the Company and its plans, operations and financial condition with the Company's officers and has heretofore received all such information as the Purchaser has deemed necessary and appropriate to enable the Purchaser to evaluate the financial risk inherent in making an investment in the Shares, and the Purchaser has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

     (d) ECONOMIC RISK. The Purchaser realizes that the purchase of the Shares will be a highly speculative investment and involves a high degree of risk, and the Purchaser is able, without impairing his financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss on the Purchaser's investment.

     (e) RESTRICTED SECURITIES. The Purchaser understands and acknowledges that:

          (i) the sale of the Shares has not been registered under the Act, the Shares must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available, and the Company is under no obligation to register the Shares;

          (ii) the share certificate representing the Shares will be stamped with a legend in substantially the following form:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
         REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO ANY STATE SECURITIES LAWS. THESE SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH ARE FIRST REGISTERED PURSUANT TO THE APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR UNLESS THE CORPORATION RECEIVES A WRITTEN OPINION OF COUNSEL WHICH OPINION AND COUNSEL ARE SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED; and

          (iii) the Company will make a notation in its records of the aforementioned restrictions on transfer and legends.

     (f) DISPOSITION UNDER RULE 144. The Purchaser understands that the Shares are restricted securities within the meaning of Rule 144 promulgated under the Act; that the exemption from registration under Rule 144 will not be available in any event for at least two years from the date of payment for the Shares, and then will not be available unless (i) a public trading market then exists for the Common Stock of the Company, (ii) adequate information concerning the Company is then available to the public, and (iii) other terms and conditions of Rule 144 are complied with; and that any sale of the Shares may be made only in limited amounts in accordance with such terms and conditions.

     (g) FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting his representations set forth above, the Purchaser further agrees that he shall in no event make any disposition of all or any portion of the Shares unless and until:

          (i)(A) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration Statement; or, (B)(1) the Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (2) the Purchaser shall have furnished the Company with an opinion of the Purchaser's counsel to the effect that such disposition will not require registration of such shares under the Act, and (3) such opinion of the Purchaser's counsel shall have been concurred in by counsel for the Company and the Company shall have advised the Purchaser of such concurrence; and,

          (ii) The Purchaser shall have complied with the provisions of this Agreement.

     3. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

     4. BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, assigns, heirs and legal representatives. This Agreement is not assignable by any party hereto without the prior written consent of the other party.

     5. NOTICES. All notices required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, or sent by express mail service that provides for confirmation of delivery, telecopy, facsimile or other electronic transmission to the extent receipt is confirmed, or mailed first class, postage prepaid, registered or certified mail, addressed to the Purchaser at the address set forth beneath Purchaser's signature on this Agreement and to the Company as follows:

        Airport Systems International, Inc.
        11300 West 89th Street
        Overland Park, Kansas 66214
        Attention: President
        Facsimile No.: (913) 492-0870

with a copy to:

        David D. Gatchell
        Sonnenschein Nath & Rosenthal
        4520 Main Street, Suite 1100
        Kansas City, Missouri 64111
        Facsimile No.: (816) 531-7545

     6. WAIVERS AND AMENDMENTS. This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived with respect to a party, only by a written instrument duly executed and acknowledged with the same formality as this Agreement, and signed by the person waiving such right. Delay on the part of any party to exercise any right, power or privilege hereunder shall not operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

     7. WITHHOLDING TAX. If the Company is required to withhold taxes upon transfer of the Shares, the Company may condition such transfer upon receipt from the Purchaser of an amount equal to all applicable federal, state and local withholding taxes, which amount shall be determined in the Company's sole discretion.

     8. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Kansas.

     IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.

                                        AIRPORT SYSTEMS INTERNATIONAL, INC.

                                        By:
                                           ------------------------------------
                                        Name:         Keith S. Cowan
                                        Title:        President

                                         "PURCHASER"

                                         --------------------------------------


                                         PURCHASER'S RESIDENCE ADDRESS

                                         --------------------------------------


                                         --------------------------------------